BLACKROCK ETF TRUST

iShares International Dividend Active ETF

(the “Fund”)

Supplement dated May 28, 2025 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 18, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers. As of March 31, 2024, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Olivia Treharne, CFA Types of Accounts	Number	Total Assets
Registered Investment Companies	7	$4.41 Billion
Other Pooled Investment Vehicles	16	5.28 Billion
Other Accounts	3	1.57 Billion

Stephen Andrews* Types of Accounts	Number	Total Assets
Registered Investment Companies	2	$80.19 Million
Other Pooled Investment Vehicles	7	1.79 Billion
Other Accounts	3	1.05 Billion

*	Information provided is as of March 31, 2025.

Molly Greenen, CFA Types of Accounts	Number	Total Assets
Registered Investment Companies	7	$4.41 Billion
Other Pooled Investment Vehicles	16	5.28 Billion
Other Accounts	3	1.57 Billion

Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of March 31, 2024:

Olivia Treharne, CFA

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	1	1.47 Billion

Stephen Andrews*

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	1	604.4 Million

*	Information provided is as of March 31, 2025.

Molly Greenen, CFA

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	1	1.47 Billion

The first sentence of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mses. Treharne and Greenen as of March 31, 2024 and the compensation of Mr. Andrews as of March 31, 2025.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Benchmarks
Olivia Treharne, CFA Molly Greenen, CFA	70% MS_ACWNXUS / 30% LIBOR_3MO; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI ACWI HIGH DIVIDEND YIELD — NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index; MSCI All Country World Net TR Index — in GBP; MSCI World Ex Japan Gross TR Index — in JPY
Stephen Andrews	CSI 300 Net TR in USD; FTSE World Asia Pacific Ex Japan, in GBP; ICE BofA 3 Month Treasury Bill Index (G0O1); SOFR 3 Month Index; MSCI AC ASEAN (Net Total Return USD); MSCI AC Asia ex Japan (Net) in USD Performance Index; MSCI AC ASIA ex JAPAN ex TAIWAN — Gross USD; MSCI AC Asia Ex Japan IMI Index; MSCI AC Asia ex Japan Index NET (SPL MXN); MSCI AC Asia Pacific Index (Net Total Return); MSCI All Country Asia Ex Japan in AUD Net Return; MSCI All Country Asia ex Japan in GBP Net TR; MSCI All Country Asia ex Japan in SEK — NET; MSCI All Country Asia ex Japan in USD — NET; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends in GBP; MSCI Asia Pacific ex Japan ex Taiwan Gross TR Index; MSCI China All Shares 10-40 NET Index; MSCI EM Asia Index Net; MSCI EM China 10/40 Net TR Index; MSCI India 10-40 Index in USD; MSCI India Gross Returns in JPY; MSCI CHINA A ONSHORE Index in CNY

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10%

and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mses. Greenen and Treharne are eligible to participate in these plans.

Incentive Savings Plans — Hong Kong-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Hong Kong Employee Retirement Plan (ERP) that includes the Mandatory Provident Fund (MPF) plan and BlackRock ORSO Retirement Plan (ORSO), and the BlackRock Employee Stock Purchase Plan (ESPP). BlackRock contributes 5% to the ERP and will match 2~5% employee’s monthly voluntary contribution. The ORSO offers a range of investment options and the funds are managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Andrews is eligible to participate in these plans.

As of March 31, 2024, with respect to Mses. Treharne and Greenen and as of March 31, 2025, with respect to Mr. Andrews, the Portfolio Managers did not beneficially own shares of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-IDETF-0525SUP

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